Swan Enhanced Dividend Income ETF

SCLZ

SUMMARY PROSPECTUS

November 1, 2025

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund at www.ETFS.swanglobalinvestments.com. You can also get this information at no cost by calling 1-877-383-7259, emailing OrderSwanETFs@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information dated November 1, 2025 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. (the “Exchange”).

Investment Objective: The Fund primarily seeks income and secondarily seeks modest capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and Service (12b-1) Fees	None
Other Expenses (1)	0.00%
Total Annual Fund Operating Expenses	0.79%
(1)	The Fund’s adviser, Swan Capital Management, LLC (the “Adviser”), has agreed to pay all expenses incurred by the Fund except for the brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period ended June 30, 2025, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”) that, under normal circumstances, invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in dividend-paying common stocks. The Fund invests primarily in large-cap and mid-cap U.S. companies. Additionally, the Fund seeks to enhance its returns by writing call options against all or a portion of its stock portfolio.

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Stock Selection Strategy

The Fund’s sub-adviser constructs the Fund’s stock portfolio using a quantitative screening process. The sub-adviser begins with companies included in the S&P 500 Index. The index consists of U.S. large cap stocks, diversified across sectors and industries. All of the stocks have healthy option chains, allowing the Fund to write options on the individual names and collect premiums.

The sub-adviser then ranks the stocks in the index every quarter based on their historic dividend yields as well as their capital appreciation potential. The sub-adviser also considers the historic pricing of options on the stocks under consideration. Some stocks that might have superior dividend payouts or capital appreciation potential may be screened out because their low historical volatility makes them ill-suited for call-writing. Stocks that have been screened out will be replaced by other stocks that rank highly based on the factors listed. The sub-adviser anticipates that there will be approximately 50 stocks in the Fund’s portfolio. The sub-adviser sells a stock when it is no longer listed on the index.

Option Writing Strategy

The Fund will sell (write) covered call options against all or a portion of the stocks in the Fund’s portfolio. When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (known as the strike price) up to a certain date in the future (known as the expiration date). If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the strike price. Each option is “covered” because the Fund owns the stock at the time it sells the option. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide gains to the Fund. Selling of covered call options may reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums.

The sub-adviser has pre-designated exit points for each option where it hopes to close out (buy back) the written option prior to the stock being called away.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following describes the risks of investing in the Fund.

  Active Management Risk: The Adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to the Index, or not to achieve its investment goal.
  Cash or Cash Equivalents Risk: At any time, the Fund may have investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over.
  Company-Specific Risk: A particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.
  Covered Call Risk: Selling covered call options will limit the Fund’s gain, if any, on the underlying securities, and the Fund continues to bear the risk of a decline in the value of the underlying stock until the option expires or is closed out.
  Dividend Paying Risk: While the Fund may hold stocks of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, reducing the yield of the Fund. Low priced stocks in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield stocks, in certain market conditions, may perform worse than other investment strategies or the overall stock market. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.
  Early Close/Trading Halt Risk: An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
  Equity Securities Risk: Fluctuations in the value of equity securities held by the Fund will cause the NAV of the Fund and the price of its shares (“Shares”) to fluctuate. Equity securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stocks will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, the returns of common stocks have experienced significantly more volatility than the returns of other asset classes.
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  ETF Structure Risk: The Fund is structured as an ETF and is subject to the special risks, including:
o	Not Individually Redeemable: Shares are not individually redeemable and may be redeemed by the Fund at NAV only in Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants).
o	Trading Issues: An active trading market for the Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.
o	Market Price Variance: The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio.
  Large Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
  Limited History of Operations: The Fund is a new fund with a limited history of operations for investors to evaluate.
  Management Risk: The sub-adviser’s dependence on its process and judgments about the attractiveness, value and potential appreciation of particular ETFs and options in which the Fund invests or writes may prove to be incorrect and may not produce the desired results.
  Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, tariffs and trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
  Mid-Capitalization Companies Risk: The earnings and prospects of mid-capitalization sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Mid-capitalization companies normally have a lower trading volume than larger companies, which may cause their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
  Option Risk: Purchased put options may expire worthless and may have imperfect correlation to the value of the Fund’s holdings. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. The Fund’s losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.
  Sector Exposure Risk: At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more the Fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.
o	Technology Sector Risk: Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies
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Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.ETFS.swanglobalinvestments.com or by calling 1-877-383-7259.

Investment Adviser: Swan Capital Management, LLC (the “Adviser”).

Sub-Adviser: Swan Global Management, LLC (the “Sub-Adviser”). The Sub-Adviser is an affiliate of the Adviser with the same ownership and management as the Adviser.

Portfolio Managers: Randy Swan, President of the Adviser and Sub-Adviser, has served the Fund as its Lead Portfolio Manager since it commenced operations in February 2024. Robert Swan, Portfolio Manager and Chief Operating Officer of the Adviser and Sub-Adviser, and Chris Hausman, Senior Portfolio Manager and Managing Director of Risk of the Adviser and Sub-Adviser, have each served the Fund as a Portfolio Manager since February 2024. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the second market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid ask spreads is available at www.ETFS.swanglobalinvestments.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.